PaineWebber                          PaineWebber
    California Tax-Free Income Fund        National Tax-Free Income Fund

               PaineWebber                          PaineWebber
      Municipal High Income Fund          New York Tax-Free Income Fund

               SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 10, 1995

                                                                March 22, 1996

Dear Investor,

     This is a supplement to the Prospectus of PaineWebber California Tax-Free Income Fund, PaineWebber Municipal High Income Fund, PaineWebber National Tax-Free Income Fund and PaineWebber New York Tax-Free Income Fund, dated November 10, 1995. The purpose of this supplement is to revise certain information contained in the Prospectus.

1. Change in Portfolio Management. Effective January 22, 1996, Elbridge (Ebby)
T. Gerry III and Richard S. Murphy are the portfolio managers with day-to-day responsibility for the New York Tax-Free Income Fund's portfolio. Mr. Gerry also replaces Gregory Serbe as a portfolio manager for the other three Funds. Mr. Gerry had been associated with J.P. Morgan Private Banking since 1981 where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a senior vice president with portfolio management responsibility for over $4 billion in municipal assets at Mitchell Hutchins Asset Management Inc., including municipal bond and money funds and private accounts.

2. Change in Investment Practice for Municipal High Income Fund. The Fund has purchased municipal obligations that are subject to the federal alternative minimum tax ("AMT"). The Fund's management believes that certain municipal obligations that pay interest that is not AMT exempt interest currently offer attractive yields relative to AMT exempt municipal obligations with similar credit and market characteristics and risks.

     If you have any questions regarding PaineWebber California Tax-Free Income Fund, PaineWebber Municipal High Income Fund, PaineWebber National Tax-Free Income Fund or PaineWebber New York Tax-Free Income Fund, please call your Investment Executive at PaineWebber or one of its correspondent firms.

             This supplement supersedes all previous supplements.